SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                      (Amendment No. __)

Filed by the Registrant                            [X]
Filed by a Party other than the Registrant         [  ]
Check the appropriate box:
        [  ] Preliminary Proxy Statement
        [  ] Confidential, for Use of the Commission Only (as permitted by
             Rule 14a-6(e)(2)
        [X]  Definitive Proxy Statement
        [  ] Definitive Additional Materials
        [  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
             240.14a-12


                                   MAXIM SERIES FUND, INC.
                       (Name of Registrant as specified in Its Charter)
                   --------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)     Title of each class of securities to which transaction applies:
               -----------------------------------------------------

        2) Aggregate number of securities to which transaction applies:
               -----------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               -----------------------------------------------------

        4) Proposed maximum aggregate value of transaction:
               -----------------------------------------------------

        5) Total fee paid:
               -----------------------------------------------------

[  ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:
               -----------------------------------------------------

        2)     Form, Schedule or Registration Statement No.:
               -----------------------------------------------------

        3)     Filing Party:
               -----------------------------------------------------

        4)     Date Filed:
               -----------------------------------------------------

                                   MAXIM SERIES FUND, INC.
                                    8515 East Orchard Road
                                  Englewood, Colorado 80111

                                                               January 12, 1998

Dear Participants and Contract Owners:

        Enclosed you will find proxy solicitation materials for Maxim Series Fund, Inc. (the "Fund"), which relate only to the Fund's Blue Chip Portfolio. As you know, your variable contract, issued by Great-West Life & Annuity Insurance Company ("GWL&A"), is funded by purchases of shares of the Fund. You have the right under the contract to direct GWL&A as to the voting of a proportionate number of Fund shares consistent with the value of your variable contract. Founders Asset Management, Inc. ("Founders"), the sub-adviser for the Blue Chip Portfolio, is being acquired by Mellon Bank, N.A. ("Mellon"). Mellon is part of a multibank holding company that provides a comprehensive range of financial products and services in domestic and selected international markets. The acquisition will be structured as a merger of Founders into a newly created subsidiary of Mellon which will be called Founders Asset Management LLC ("New Founders"). Following the merger, the business, operations and personnel of New Founders will be substantially identical to the current business, operations and personnel of Founders. It is important to note that:

    The investment objective and portfolio manager of the Blue Chip Portfolio will not change as a result of the merger. _ The advisory fees and expenses of the Blue Chip Portfolio will not change as a result of the merger.

        Enclosed is a Proxy Statement for a special meeting of the shareholders of the Blue Chip Portfolio that will be held on February 13, 1998. As explained more fully in the Proxy Statement, at the time the merger takes effect, the present sub-advisory contract with Founders will terminate automatically, as a matter of law. Although shareholders are not being asked to approve the merger, they must vote on a new Sub-Advisory Agreement for the Portfolio. We encourage you to read the full text of the Proxy Statement, and to help you more fully understand its contents, we have prepared a few brief Questions and Answers ("Q&A") regarding the proposal.

        Your vote is important, no matter how many shares you own. The matter we are submitting for your consideration is significant to the Portfolio. Therefore, please take the time to read the Proxy Statement, cast your vote on the enclosed proxy card(s), and return the card(s) in the enclosed pre-addressed, postage-paid envelope.

    We thank you for your prompt response to the Proxy Statement.

                                   Sincerely,

                                   /s/ Beverly A. Byrne

                                Beverly A. Byrne
                                    Secretary
                             Maxim Series Fund, Inc.

Q.  WHAT IS THIS TRANSACTION ALL ABOUT?

        A. Mellon Bank, N.A. is acquiring Founders Asset Management, Inc., the sub-adviser to the Blue Chip Portfolio. The same professionals will continue to provide the Blue Chip Portfolio with investment management and shareholder services, simply as employees of a new subsidiary of Mellon.

Q.      WHY AM I BEING ASKED TO VOTE ON THESE PROPOSALS?

        A. The federal law that governs mutual funds generally requires shareholders to approve a new investment Sub-Advisory Agreement whenever there is a change in control of the investment adviser or a sub-adviser to a Portfolio. The merger will result in a change in control of the sub-adviser to the Blue Chip Portfolio. As a result, you are being asked to approve a new Sub-Advisory Agreement for the Portfolio.

Q.      HOW WILL THIS AFFECT ME?

        A. Portfolio management will not change as a result of the merger. The primary difference is that the ownership of Founders will change from a privately-held corporation to a subsidiary of Mellon. This transaction will not result in changes to the Portfolio's advisory services.

Q.      WILL THE INVESTMENT ADVISORY FEES BE THE SAME?

          A. Yes, the fees charged to the Portfolio will not change as a result of the merger.

Q.      HOW DO THE FUND DIRECTORS SUGGEST THAT I VOTE?

        A. After careful consideration, the Directors recommend that you vote "FOR" the proposal on the enclosed proxy card.

Q.      WHOM DO I CALL FOR MORE INFORMATION?

        A. If you have any questions regarding the Proxy Statement or its contents, please call (303) 689-3000 extension 3817 between 9:00 a.m. and 4:00 p.m., Mountain time, Monday through Friday.

                                     MAXIM SERIES FUND, INC.
                                      8515 East Orchard Road
                                    Englewood, Colorado 80111


                            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON FEBRUARY 13, 1998

        Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Maxim Blue Chip Portfolio (the "Portfolio"), will be held at 8515 East Orchard Road, Englewood, Colorado 80111, on Friday, February 13, 1998 at 10:00 a.m., Mountain time, for the following purposes:

1. To approve a new Sub-Advisory Agreement between Maxim Series Fund, Inc. (the "Fund"), GW Capital Management, LLC ("GW Capital") and Founders Asset
    Management LLC ("New Founders"), such agreement to take effect only if the proposed merger of Founders into New Founders is completed (the "Merger"); and

2. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

        The proposal is not expected to result in any change in the way the Portfolio is managed or the advisory fees paid by the Portfolio.

        The Board of Directors of the Fund has fixed the close of business on December 31, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

        You are cordially invited to attend the Meeting. Even if you plan to attend the Meeting, all shareholders are requested to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope that requires no postage if mailed in the United States. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                            IMPORTANT

        Please mark, sign, date and return the enclosed proxy in the envelope as soon as possible in order to ensure a full representation at the Meeting.

        The Meeting will have to be adjourned without conducting any business if less than a majority of the eligible shares is represented, and the Fund will have to continue to solicit votes until a quorum is obtained.

        Your vote, then, is critical in allowing the Fund to hold the Meeting as scheduled. By marking, signing, and promptly returning the enclosed proxy, you may eliminate the need for additional solicitation. We appreciate your cooperation.

                                        By Order of the Board of Directors
                                                     /s/ Beverly A. Byrne

                                                         Beverly A. Byrne
                                                                Secretary
                                                  Maxim Series Fund, Inc.

Englewood, Colorado
Dated: January 12, 1998

                                     MAXIM SERIES FUND, INC.
                                      8515 East Orchard Road
                                    Englewood, Colorado 80111

                                         PROXY STATEMENT
                               FOR SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD FEBRUARY 13, 1998

                                           INTRODUCTION

        The enclosed proxy is being solicited by the Board of Directors (the "Board" or the "Directors") of Maxim Series Fund, Inc. (the "Fund") on behalf of the Maxim Blue Chip Portfolio (the "Portfolio") for use in connection with the special meeting of shareholders of the Fund (the "Meeting") to be held at 10:00 a.m., Mountain time, on Friday, February 13, 1998, at 8515 East Orchard Road, Englewood, Colorado 80111, and any adjournment(s) thereof for the purposes set forth in the foregoing notice. The Fund's Annual Report, including financial statements of the Fund for the fiscal year ended December 31, 1996, and the Fund's Semiannual Report, including financial statements of the Fund for the six-month period ended June 30, 1997, are available without charge upon request to Karen Miller, 1-800-573-2033, ext. 4441). The approximate mailing date of proxies and this Proxy Statement is January 12, 1998.

        The purpose of the Meeting is to allow you to consider a new Sub-Advisory Agreement for the Portfolio. As explained in more detail below, the current Sub-Advisory Agreement for the Portfolio (the "Current Sub-Advisory Agreement") will terminate automatically, by operation of law, upon the consummation of the proposed merger (the "Merger") of Founders Asset Management, Inc. ("Founders") into a newly-created subsidiary of Mellon Bank, N.A. ("Mellon"). That subsidiary will be called Founders Asset Management LLC ("New Founders"). You are not being asked to approve the Merger; however, you are being asked to approve a proposed new Sub-Advisory Agreement (the "Proposed Sub-Advisory Agreement") that would take effect at the time of the Merger. The transactions contemplated by the Merger and the terms of the Proposed Sub-Advisory Agreement are discussed under Proposal 1, below.

        The Proposed Sub-Advisory Agreement is substantially identical in form and terms to the Current Sub-Advisory Agreement, except as follows:

    The investment sub-adviser is New Founders rather than Founders. The execution, effectiveness and termination dates are different.

        You should consider the following factors in determining whether to approve the Proposed Sub-Advisory Agreement:

    The Proposed Sub-Advisory Agreement has been approved by the Directors of the Fund, including all of the Independent Directors (as defined below).

    There will be no change in the investment objective or policies of the Portfolio.

    There will be no increase in the advisory fees for the Portfolio as a result of the approval and implementation of the Proposed Sub-Advisory Agreement.

    No changes are contemplated in the personnel who are responsible for managing the investments of the Portfolio.

        Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. The presence in person or by proxy of the holders of record of a majority of the shares of the Portfolio entitled to vote shall constitute a quorum at the Meeting. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present but which have not been voted. For this reason, abstentions will have the effect of a vote "against" the Proposal for the purposes of obtaining the requisite approval.

        Shareholders of record at the close of business on December 31, 1997 (the "Record Date"), are entitled to vote at the Meeting, including any adjournment(s) thereof, and are entitled to one vote for each share, and corresponding fractional votes for fractional shares, on each matter to be acted upon at the Meeting. The shares of the Portfolio are sold to the FutureFunds Series Account ("FutureFunds I"), Retirement Plan Series Account ("Retirement Plan") and the FutureFunds Series Account II ("FutureFunds II") of Great-West Life & Annuity Insurance Company ("GWL&A") to fund benefits under variable annuity contracts issued by GWL&A. Shares of the Portfolio are also sold to TNE Series (k) Account ("Series (k) Account") of The New England Mutual Insurance Company ("The New England") to fund benefits under certain variable annuity contracts issued by The New England. FutureFunds I is a registered investment company under the Investment Company Act of 1940 (the "Act"). Owners of contracts issued by GWL&A through FutureFunds I and Retirement Plan who have allocated contract value to the Portfolio as of the Record Date will be entitled to provide voting instructions with respect to their proportionate interest (including fractional interests) therein. FutureFunds II and Series (k) Account are not registered under the Act. Shares held by FutureFunds II and Series (k) Account will be voted by GWL&A and The New England, respectively, in the same proportion as the votes cast by contract owners of FutureFunds I and Retirement Plan. On the Record Date, the number of outstanding shares of the Portfolio's common stock, $.01 par value per share, was 92,109,837.04. As of the Record Date, FutureFunds I held 1% of the Portfolio's outstanding shares, Retirement Plan held 2% of the Portfolio's outstanding shares, FutureFunds II held 89% of the Portfolio's outstanding shares, and Series (k) Account held 8% of the Portfolio's outstanding shares.

        Executing the enclosed proxy card will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Fund at 8515 East Orchard Road, Englewood, Colorado 80111, execution of a subsequent proxy card, or oral revocation at the Meeting) at any time before it is exercised.

        The investment adviser to the Fund is GW Capital Management, LLC, ("GW Capital") 8515 E. Orchard Road, Englewood, Colorado 80111. GW Capital is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company, a Canadian stock life insurance company. Great-West is a 99.4%-owned subsidiary of Great-West Lifeco Inc., which in turn is an 86.4%-owned subsidiary of Power Financial Corporation of Canada. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation of Canada. Mr. Paul Desmarais, his associates, and a group of private holding companies which he controls, have voting control of Power Corporation of Canada. The investment sub-adviser to the Portfolio is Founders Asset Management, Inc. ("Founders"), 2930 East Third Avenue, Denver, Colorado 80206. Mr. Bjorn K. Borgen owns 100% of Founders' voting stock and is Founders' Chairman, Chief Executive Officer and Chief Investment Officer.

        In accordance with its view of present applicable law, shares attributable to the Portfolio held in FutureFunds I will be voted based on instructions received from the owners of Contracts issued by GWL&A through FutureFunds I having on the Record Date a voting interest in the corresponding Investment Division of FutureFunds I. The number of votes which a Contractowner has the right to cast will be determined by applying his/her percentage interest in the Investment Division to the total number of votes attributable to the Investment Division. In determining the number of votes, fractional shares will be recognized. Portfolio shares as to which no timely instructions are received will be voted by GWL&A in proportion to the voting instructions which are received. In connection with the solicitation of such instructions from such Contractowners, it is understood and expected that GWL&A will furnish a copy of this Proxy Statement to Contractowners.

        All costs of printing and mailing proxy materials and the costs and expenses of holding the Meeting and soliciting proxies, including related legal and accounting expenses, will be borne by Founders, Mellon, or GWL&A, and not by the Portfolio or its shareholders.

        Without notice other than announcement at the Meeting, the presiding officer may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to approve Proposal 1. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of the Proposal and will vote against adjournment those shares which they are required to vote against the Proposal. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Fund or GWL&A or their agents or affiliates personally or telephone.

        Management of the Fund knows of no other business, other than that set forth in Proposal 1, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                   PROPOSAL 1: Approval of the Proposed Sub-Advisory Agreement
                          between the Fund, GW Capital and New Founders

Background

        The Merger. Under an Agreement and Plan of Reorganization (the "Merger Agreement"), dated December 11, 1997, by and among Mellon, New Founders, Founders, and Bjorn K. Borgen, Founders has agreed to merge (the "Merger") into New Founders, a newly-created subsidiary of Mellon. The shareholders of Founders will receive a total of $270 million in consideration for their Founders shares. Following the Merger, the separate existence of Founders will cease, and New Founders will assume all of the assets, liabilities, business and operations of Founders. New Founders will be headquartered at Founders' current offices at 2930 East Third Avenue, Denver, Colorado 80206.

        Mellon. Mellon is a subsidiary of Mellon Bank Corporation ("MBC"), a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon and MBC are located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258. MBC provides a comprehensive range of financial products and services in domestic and selected international markets. MBC's banking subsidiaries are located in Pennsylvania, Massachusetts, Delaware, Maryland, and New Jersey, while other subsidiaries are located in key business centers throughout the United States and abroad. MBC currently ranks among the nation's largest bank holding companies based on market capitalization.

        MBC's principal wholly-owned subsidiaries are Mellon, The Boston Company, Inc., Mellon Bank (DE) National Association, Mellon Bank (MD) National Association, and a number of companies known as Mellon Financial Services Corporation. MBC also owns a federal savings bank headquartered in Pennsylvania, Mellon Bank, F.S.B. The Dreyfus Corporation ("Dreyfus"), one of the nation's largest mutual fund companies, is a wholly-owned subsidiary of Mellon. MBC's banking subsidiaries engage in retail financial services, commercial banking, trust and investment management services, residential real estate loan financing, mortgage servicing, equipment leasing, mutual fund activities and various securities-related activities. Through its subsidiaries, MBC managed more than $299 billion in assets as of September 30, 1997, including approximately $102 billion in proprietary mutual fund assets. As of September 30, 1997, various subsidiaries of MBC provided non-investment services, such as custodial or administration services, for approximately $1.488 trillion in assets, including $60 billion in mutual fund assets.

        Based on Securities and Exchange Commission ("SEC") filings, MBC has informed the Fund that it is not aware of any persons who, as of September 30, 1997, either individually or as a group, beneficially owned more than 10% of the outstanding shares of MBC's voting securities.

        New Founders. New Founders was organized as a Delaware limited liability company on November 26, 1997. The management board of New Founders currently consists of: Christopher M. Condron, Chairman, who is also Vice Chairman of MBC and President, Chief Executive Officer and Chief Operating Officer of Dreyfus, 200 Park Avenue, New York, New York 10166; Jonathan F. Zeschin, currently President and Chief Operating Officer of Founders, 2930 East Third Avenue, Denver, Colorado 80206; Gregory P. Contillo, currently Senior Vice President - Institutional Marketing of Founders; Stephen E. Canter, Vice Chairman and Chief Investment Officer of Dreyfus; and Lawrence S. Kash, Vice Chairman - Distribution of Dreyfus. Mr. Zeschin also is the Chief Executive Officer of New Founders, and Mr. Contillo also is the Senior Vice President Institutional
Marketing of New Founders. Two additional members will be added to the management board of New Founders, one qualified person from each of New Founders and another Mellon affiliate.

        Reason for Shareholder Vote. As discussed in greater detail below under "Current and Proposed Sub-Advisory Agreements," Founders serves as the sub-adviser to the Portfolio pursuant to the Current Sub-Advisory Agreement. As required by the Investment Company Act of 1940, as amended (the "Act"), the Current Sub-Advisory Agreement provides for its automatic termination upon its "assignment." The Merger, when consummated, would give rise to an "assignment" of the Current Sub-Advisory Agreement within the meaning of the Act. As a result, the shareholders of the Portfolio are being asked to approve a new investment Sub-Advisory Agreement among the Fund, GW Capital and New Founders (the "Proposed Sub-Advisory Agreement").

        The closing of the Merger and, thus, the termination of the Current Sub-Advisory Agreement, currently is scheduled to occur in the first quarter of 1998. The precise date on which the assignment of the Current Sub-Advisory Agreement will occur, if at all, cannot now be determined. The Merger Agreement may be terminated upon certain events, and may be terminated by either party if the transactions thereunder have not been consummated on or before June 30, 1998.

        In order to provide for the continuation of investment management services to the Portfolio following the Merger, the Fund's Board of Directors is proposing that the shareholders of the Portfolio approve the Proposed Sub-Advisory Agreement, which would become effective upon consummation of the Merger. A description of the Proposed Sub-Advisory Agreement and the services to be provided by New Founders are set forth below under "Current and Proposed Sub-Advisory Agreements." A copy of the Proposed Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A. The Proposed Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement, except as discussed below. The fees charged for investment advisory services will remain the same.

        As described in greater detail under "Evaluation of the Board of Directors" below, in connection with approval of the Proposed Sub-Advisory Agreement, the Fund's Board of Directors considered that the Merger is not expected to result in any change in (a) the Portfolio's investment objective or policies, (b) the investment management or operation of the Portfolio, or (c) the investment personnel managing the Portfolio. The business, assets, personnel and operations of Founders will be transferred to New Founders. Founders has advised the Board that, in its judgment, this transfer should not have any material adverse effect on the Portfolio's ongoing operations or on the extent or quality of services provided to the Portfolio, or increase the cost to the Portfolio of such services.

        At a meeting held on December 4, 1997, the Fund's Board of Directors, including all of the Directors who are not "interested persons," as defined in the Act, of any party to the Proposed Sub-Advisory Agreement (the "Independent Directors"), approved the Proposed Sub-Advisory Agreement and voted to recommend that the shareholders of the Portfolio also approve the agreement.

Founders

     Founders, located at 2930 East Third Avenue, Denver, Colorado 80206,was organized in 1938 and was reincorporated in Delaware in 1970. Founders serves as sub-adviser for the Portfolio. In addition, Founders serves as investment adviser or sub-adviser to various other mutual funds and private
accounts.   Founders'  Chairman,   Chief  Executive  Officer,   Chief
Investment Officer and sole director is Bjorn K. Borgen. Mr. Borgen's address is 2930 East Third Avenue, Denver, Colorado 80206. Since Mr. Borgen owns 100% of Founders' voting stock, he has an interest in the transactions between the Fund and Founders.

        The staff of the Securities and Exchange Commission has been conducting an investigation concerning possible violations of the federal securities laws in connection with brokerage transactions Founders effected for certain of its private account clients during the period 1992 through mid-1995. The Commission has not yet made any determination as to whether any violations have occurred and, if so, whether any action is appropriate. Founders currently is engaged in discussions with the staff concerning the staff's possible recommendations to the Commission.

Current and Proposed Sub-Advisory Agreements

        The Current Sub-Advisory Agreement. Founders serves as sub-adviser to the Portfolio pursuant to a Sub-Advisory Agreement dated May 19, 1997 (the "Current Sub-Advisory Agreement") among Founders, GW Capital and the Fund.

        Under the Current Sub-Advisory Agreement, Founders is required to furnish the day-to-day investment management services as well as certain related administrative services to the Portfolio, subject to the overall supervision of the Board of Directors of the Fund and GW Capital. In addition, Founders is required to provide office space and facilities and pay the salaries, fees and expenses of all officers and other employees connected with its sub-advisory services to the Portfolio. As compensation for Founders' services, Founders receives monthly compensation from GW Capital at the annual rate of .425% on the first $250 million under management, .35% on the next $250 million, .325% on the next $250 million and .30% on all amounts over $750 million. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders. During the period July 1, 1997 (the Portfolio's commencement date) to November 30, 1997, the gross sub-advisory fee paid by GW Capital to Founders was $158,884. Exhibit B sets forth the approximate net assets, as of September 30, 1997, and the investment advisory fees payable to Founders by the various other mutual funds having similar investment objectives for which it acts as investment adviser or sub-adviser.

        The Current Sub-Advisory Agreement may be terminated without penalty at any time by the Board of Directors of the Fund or by vote of a majority of the outstanding securities of the Portfolio on 60 days' written notice to Founders, or by Founders on 60 days' written notice to the Fund. As discussed above, the Current Sub-Advisory Agreement will terminate automatically if it is assigned, as that term is defined in the Act. Finally, the Current Sub-Advisory Agreement provides that Founders shall not be subject to any liability in connection with matters to which the agreement relates in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The Proposed Sub-Advisory Agreement. The Proposed Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement, except as follows:

     _ The investment adviser is New Founders rather than Founders.
     _ The execution, effectiveness and termination dates are different.

The following summary of the Proposed Sub-Advisory Agreement is qualified in its entirety by reference to the form of such agreement attached to this Proxy Statement as Exhibit A.

        Under the Proposed Sub-Advisory Agreement, upon consummation of the Merger, New Founders will continue to be required to furnish the day-to-day investment management services as well as related administrative services to the Portfolio, subject to the overall supervision of the Board of Directors of the Fund and GW Capital. In addition, New Founders will be required to provide office space and facilities, and pay the salaries, fees and expenses of all officers and other employees connected with the sub-advisory services to the Portfolio.

        As compensation for New Founders' services, GW Capital has agreed to pay New Founders monthly compensation in accordance with annual rates which are identical to the rates applicable under the Current Sub-Advisory Agreement. All fees and expenses will be accrued daily and deducted before declaration of dividends to shareholders.

        The Proposed Sub-Advisory Agreement will have an initial term expiring two years from its execution, and will continue from year to year thereafter provided that such continuance is approved either by the vote of a majority of the entire Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Portfolio, and in either case, by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.

        The Proposed Sub-Advisory Agreement may be terminated without penalty at any time by the Board of Directors of the Fund or by vote of a majority of the outstanding securities of the Portfolio on 60 days' written notice to New Founders, or by New Founders on 60 days' written notice to the Fund. The Proposed Sub-Advisory Agreement will terminate automatically if it is assigned, as that term is defined in the Act. Finally, the Proposed Sub-Advisory Agreement provides that New Founders shall not be subject to any liability in connection with matters to which the agreement relates in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Evaluation of the Board of Directors

        At a meeting of the Board held on December 4, 1997, at which all of the Independent Directors were in attendance, the Directors evaluated the Proposed Sub-Advisory Agreement. Prior to and during the meeting, the Independent Directors requested and received extensive information and documents that they deemed necessary to enable them to determine whether the Proposed Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders. At the meeting, the Independent Directors reviewed materials furnished by Fund management, and met with representatives of Founders. The Board considered the nature, quality and extent of services provided by Founders, and the nature, quality and extent of services expected to be provided by New Founders, to the Portfolio. As discussed in more detail below, the Directors noted that senior members of the management team of Founders will continue to be responsible for managing the day-to-day affairs of the Portfolio, including investment management, as employees of New Founders. In evaluating the effects of the Merger, the Independent Directors viewed as significant the fact that, after the Merger, New Founders is expected to provide to the Portfolio and its shareholders sub-advisory services of the same nature, quality and extent as before the Merger.

        In addition, the Board discussed and reviewed the terms and provisions of the Proposed Sub-Advisory Agreement. The Board specifically noted that the terms of the Proposed Sub-Advisory Agreement are the same, in all material respects, as the terms of the Current Sub-Advisory Agreements except for the fact that the investment adviser is New Founders rather than Founders, and its execution, effectiveness and termination dates are different. The Board further noted that the fees and other expenses payable by the Portfolio under the Proposed Sub-Advisory Agreement are identical to the fees and expenses presently in effect under the Current Sub-Advisory Agreement.

        The Board also took note of the substantial resources of Mellon and its affiliated companies, including its reputation, experience, personnel, and financial condition. The Board considered the statements made by representatives of Founders that the sub-advisory services provided to the Portfolio would not be adversely affected by the Merger and could be enhanced by the resources of Mellon, although there was no assurance of the Portfolio obtaining any particular additional benefits.

        In connection with approval of the Proposed Sub-Advisory Agreement, the Fund's Board of Directors considered that the terms of the Merger do not require any change in the Portfolio's investment objective or policies, the investment management or operation of the Portfolio, or the portfolio manager of the Portfolio. Founders has informed the Fund's Board of Directors that the Merger is not expected to result in any such change, although no assurance can be given that such a change will not occur. Founders also has advised that, at present, it does not plan nor propose to make any material changes in the business or composition of senior management or personnel of Founders, or in the manner in which Founders renders investment advisory services to the Portfolio, other than transferring such business, personnel and services to New Founders. Bjorn K. Borgen, who is currently Founders' Chairman, Chief Executive Officer, Chief Investment Officer and sole director, has agreed to serve as a consultant to Dreyfus pursuant to a three year agreement following the Merger. If, after the Merger, changes in New Founders are proposed that might materially affect its services to the Portfolio, the Fund's Board of Directors will consider the effect of those changes and take such action as it deems advisable under the circumstances.

        The Fund's Board of Directors does not believe that the resulting changes in operations should have any material adverse effect on the Portfolio's ongoing operations or on the extent or quality of services provided to the Portfolio, or increase the cost to the Portfolio of shareholders of such services.

        Mellon has informed Founders that it will comply with Section 15(f) of the Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser as long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of the new or old investment adviser.

        Second, an "unfair burden" must not be imposed on the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the transaction whereby the new or old investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide compensation as principal underwriter for such investment company). Founders, after due inquiry, is not aware of any express or implied term, condition, arrangement or understanding which would impose an "unfair burden" on the Portfolio as a result of the Merger.

        The Board also considered several additional representations made by Founders including, among others, the following: (a) there is no present intention to relocate New Founders from the greater Denver, Colorado area; (b) there is no present intention to take any action in connection with the operation of New Founders that would result in the diminishment of the type, quantity or quality of services currently provided by Founders to the Portfolio or to its shareholders or that would result in a material adverse effect to the Portfolio or its shareholders; and (c) Brian Kelly, Portfolio manager for the Portfolio has entered into an employment agreement with New Founders, which will become effective upon completion of the Merger.

        The Board also considered the benefits derived by Founders, and those expected to be derived by New Founders, as a result of their relationships with the Portfolio. These benefits include the ability to execute transactions with brokerage firms that provide research services and products that assist the adviser in the investment decision-making process, subject to the policy of seeking best execution of orders at the most favorable prices. Such services and products permit the sub-adviser to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Research services and products may be useful to the sub-adviser in providing investment advice to the Portfolio. Thus, there may be no correlation between the amount of brokerage commissions generated by the Portfolio and the indirect benefits received by the Portfolio.

        Based upon the Directors' review and the evaluations of the materials they received, and in consideration of all factors deemed relevant to them, the Directors determined that the Proposed Sub-Advisory Agreement is fair, reasonable and in the best interests of the Portfolio and its shareholders. Accordingly, the Board, including all of the Independent Directors, approved the Proposed Sub-Advisory Agreement and voted to recommend that the Portfolio's shareholders vote to approve the agreement.

        If the shareholders of the Portfolio approve the Proposed Sub-Advisory Agreement, it will be executed and become effective upon the closing of the Merger. If the conditions to the Merger are not met or waived, or if the Merger Agreement is terminated, the Merger will not be consummated and the Current Sub-Advisory Agreement will remain in effect.

Vote Required

        As provided under the Act, approval of the Proposed Sub-Advisory Agreement will require the affirmative vote of a majority of the outstanding shares of the Portfolio voting separately as a class. Such a majority is defined in the Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Portfolio.

          THE DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT THE PORTFOLIO'S SHAREHOLDERS VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN THE FUND, GW CAPITAL AND NEW FOUNDERS.

                                        OTHER BUSINESS

        The management of the Fund has no business to bring before the Meeting other than the matter described above. Should any other business be presented at the Meeting, it is the intention of the persons named in the proxy to vote on such matters in accordance with their best judgment.

                                    SHAREHOLDER PROPOSALS

        The Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, 8515 East Orchard Road, Englewood, Colorado 80111. The Fund has not received any shareholder proposals to be presented at this Meeting.

                                  By Order of the Board of Directors
                                                /s/ Beverly A. Byrne

                                                    Beverly A. Byrne
                                                           Secretary
                                             Maxim Series Fund, Inc.
January 12, 1998

                                                                      EXHIBIT A

                                    SUB-ADVISORY AGREEMENT

        SUB-ADVISORY AGREEMENT (herein "the Agreement" or "this Agreement") made this day of , 1998 by and between G W Capital Management, LLC, a Colorado corporation registered as an investment adviser under the Investment Advisers Act of 1940 ("the Adviser"), Founders Asset Management LLC, a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 ("the Sub-adviser"), and Maxim Series Fund, Inc., a
Maryland corporation ("the Fund"), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the Maxim Blue Chip Portfolio of the Fund (the "Portfolio"), in conjunction with the Adviser, as follows:

                                           ARTICLE I
                                           Preamble
        The Fund entered into an Investment Advisory Agreement with the Adviser, a copy of which is attached hereto as Appendix A. This advisory agreement and all amendments thereto are hereinafter referred to as "the GW Agreement". In the GW Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund's affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolio only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

                                          ARTICLE II
                                   Duties of the Sub-adviser
        The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolio, and, subject to the review of the Board of Directors of the Fund ("the Board"), to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.
        A. Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the
Portfolio, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:
               (a) perform research and obtain and evaluate pertinent  economic, statistical, and financial data relevant to the investment policies of the Portfolio;
               (b)  consult  with the  Adviser and with the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolio for approval, modification, or rejection by the Board;
               (c) seek out specific investment opportunities for the Portfolio, consistent with an overall investment plan approved by the Adviser and the Board;
               (d) take such steps as are  necessary  to  implement  any overall investment plan approved by the Board for the Portfolio, including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund's Registration Statement, management of investments and any other property of the Portfolio, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;
               (e) regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolio;
               (f)  communicate  as appropriate to the Adviser the purchases and sales within the Portfolio;
               (g) arrange with the  applicable  broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolio for the appropriate delivery of the investment or other asset;
               (h) report  monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolio;
               (i)   maintain   all   records,   memoranda,    instructions   or
        authorizations relating to the acquisition or disposition of investments or other assets of the Portfolio required to be maintained by Sub-adviser;
               (j) arrange  with the  Investment  Operations  Department  of the
        Adviser an administrative process which permits the Adviser to appropriately reflect in its daily determination of unit values, the expenses that will be borne directly by the Portfolio and which are incurred as a result of providing investment management services to the Portfolio;
               (k) vote all shares held by the Portfolio.
        In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies, if any, and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.
        It is understood that any information or recommendation supplied by the Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with the Portfolio.
        The Adviser will continue to provide all of the services described in the GW Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.
        If, in the judgment of the Sub-adviser, the Portfolio would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information.
        B. Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.
        The Fund has furnished or will furnish the Sub-adviser with copies of the Fund's Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

                                          ARTICLE III
                                Compensation of the Sub-adviser
        A. Investment Advisory Fee. The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolio, as described in Article II of this Agreement, based on an annual percentage of the assets of the Portfolio (the "NAV Fee") as set forth below:

                           Annual Fee Assets .425% first $250 million .350% next
                             $250 million .325% next $250 million .300% over $750 million

Payment to the Sub-adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolio during each month, calculated as set forth in the then current Registration Statement of the Fund. If this Agreement is terminated, the payment shall be prorated to the effective date of termination.
        B. Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio).
        As described in the GW Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolio and all of its general administrative expenses.
                                          ARTICLE IV
                             Portfolio Transactions and Brokerage
        The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolio, subject to the provisions of Article II regarding coordination with and supervision by the Adviser and the Fund's Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.
        The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and will use its best efforts to obtain the most favorable net results and execution of the Portfolio' orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.
        The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser's over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolio for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.
        Subject to the above requirements and compliance with the provisions of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

                                           ARTICLE V
                                 Activities of the Sub-adviser
        The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.
        It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolio in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.
        Securities held by the Portfolio may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.
        It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies.

                                          ARTICLE VI
                                Effectiveness of the Agreement
        The Agreement shall not become effective (and the Sub-adviser shall not serve or act as investment adviser) unless and until it is approved by the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement; and this Agreement shall come into full force and effect on the date on which all of these conditions are met.

                                          ARTICLE VII
                               Term of the Agreement; Amendment
        The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:
        (a) shall not be terminated by the Sub-adviser without sixty days prior written notice;
        (b) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, on sixty days written notice to the Sub-adviser;

        (c) may be amended only by a written instrument signed by the Fund, the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and
               (ii) a majority of the outstanding shares of the Portfolio; and

        (d) shall automatically terminate upon assignment by either party.

                                         ARTICLE VIII
                                         Recordkeeping
        The Sub-adviser agrees that all accounts and records which it maintains for the Portfolio shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Sub-adviser's offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

                                          ARTICLE IX
                                 Liability of the Sub-adviser
        In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

                                           ARTICLE X
                                        Indemnification
        Subject to Article IX, the Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities of the Sub-adviser under this Agreement, including the activities of the Sub-adviser's officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that in no event is Sub-adviser's indemnity in favor of Adviser deemed to protect Adviser against any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement or the GW Agreement.
        The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the GW Agreement, including the activities of the Adviser's officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement or the GW Agreement; provided, however, that in no event is Adviser's indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

                                          ARTICLE XI
                        Agreements, Representations and Indemnification
                                Related to Disclosure Documents
        A. The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolio for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolio.
        B. The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.
        The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used, or which the Sub-adviser has acknowledged is to be used, in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Statement.
        C. Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a "Sub-adviser Indemnified Party"), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as "Disclosure Documents") or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.
        If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.
        Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.
        D. The agreements, representations and indemnification contained in this
Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

                                          ARTICLE XII
                                         Governing Law
        This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolio, the term "majority of the outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the Investment Company Act of 1940, as amended, or the rules and regulations thereunder, such Act, rules and regulations shall control.

                                         ARTICLE XIII
                                         Severability
        If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

                                          ARTICLE XIV
                                         Counterparts
        This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                                          ARTICLE XV
                                       Sales Literature
        The Adviser will not use the Sub-adviser's name in Fund sales literature without prior review and approval by the Sub-adviser, which will not be unreasonably withheld or delayed.

                                          ARTICLE XVI
                                            Notices
        Any notice under this Agreement shall be in writing and shall be deemed given (a) upon person delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.



Witness:                                    G W CAPITAL MANAGEMENT, LLC



                                            By:

Name:                                       Name:
                                            Title:
                                            Address:      8515 East Orchard Road
                                                          Englewood, CO  80111
                                                          Attn:  General Counsel

Witness:                                    FOUNDERS ASSET MANAGEMENT LLC



                                            By:

Name:                                       Name:
                                            Title:
                                            Address:      2930 East Third Avenue
                                                          Denver, CO  80206
                                                          Attn:  General Counsel

Witness:                                    MAXIM SERIES FUND, INC.



                                            By:

Name:                                       Name:
                                            Title:
                                            Address:      8515 East Orchard Road
                                                          Englewood, CO  80111
                                                          Attn:  Secretary

                                                                                                   EXHIBIT B
                                                                                                     EXHIBIT B
                MUTUAL FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE
                       ADVISED OR SUB-ADVISED BY FOUNDERS

------   --------------- ----------------- ------------ --------------------------- --------------------------- -------------------

Type      Investment        Adviser       Sub-Adviser   Advisory Fee Rate (based    Sub-Advisory Fee (based     Net Assets as of
of        Objective                                      on average net assets)     on average net assets)1    September 30, 1997
Fund
------   --------------- ----------------- ------------ --------------------------- --------------------------- -------------------
------   ---------------  ---------------- ------------ --------------------------- --------------------------- ------------------

Growth Funds

----------------------------------------------------------------------------------------------------------------------------------
------ --------------- ----------------- ------------ --------------------------- --------------------------- -------------------

Founder   Long-term       Founders          None         1.00% to $30 million        None                         $1,755,409,701.27
Growth    growth of                                      0.75% next $270 million
Fund      capital                                        0.70% next $200 million
                                                         0.65% thereafter
------  --------------- ----------------- ------------ --------------------------- --------------------------- -------------------
------  --------------- ----------------- ------------ --------------------------- --------------------------- -------------------

New       Long-term       New England       Founders     1.05%                       0.55% to $50 million           $277,537,100.62
England   growth of       Funds                                                      0.50% next $200 million
Funds     capital         Management, L.P.                                           0.475% thereafter
Trust
I -
New
England
Star
Advisers
Fund2

------   --------------- ----------------- ------------ --------------------------- --------------------------- -------------------
------   --------------- ----------------- ------------ --------------------------- --------------------------- -------------------

Manufac-  Long-term        Manufacturers     Founders     0.85%                       0.45% to $50 million           $147,706,073.38
turers
Investmt  growth of        Securities                                                 0.45% next $150 million
Trust-    capital          Services, LLC                                              0.35% next $300 million
Growth
Trust                                                                                 0.30% thereafter

------  --------------- ----------------- ------------ --------------------------- --------------------------- -------------------
------  --------------- ----------------- ------------ --------------------------- --------------------------- -------------------

North    Long-term       CypressTree       Founders     0.90% to $50 million         0.50% to $50 million            $25,744,105.01
America  growth of       Asset                          0.85% next $150 million      0.45% next $150 million
Funds    capital         Management                     0.825% next $300 million     0.425% next $300 million
-                        Corporation,                   0.80% thereafter             0.40% thereafter
Growth                   Inc.
Equity
Fund

------ --------------- ----------------- ------------ --------------------------- --------------------------- -------------------
------ --------------- ----------------- ------------ --------------------------- --------------------------- --------------------

Growth and Income Funds

----------------------------------------------------------------------------------------------------------------------------------
------ --------------- ----------------- ------------ --------------------------- --------------------------- -------------------

Founder  Long-term       Founders          None         0.65% to $250 million       None                           $566,935,024.80
Blue     growth of                                      0.60% next $250 million
Chip     capital and                                    0.55% next $250 million
Fund     income                                         0.50% thereafter

------ --------------- ----------------- ------------ --------------------------- --------------------------- -------------------
------ --------------- ----------------- ------------ --------------------------- --------------------------- -------------------

Maxim    Long-term       G W Capital       Founders     1.00%                       0.425% to $250 million          $91,467,499.05
Series   growth of       Management, LLC                                            0.350% next $250 million
Fund,    capital and                                                                0.325% next $250 million
Inc.     income                                                                     0.300% thereafter
-
Maxim
Blue
Chip
Portfolio

------ --------------- ----------------- ------------ --------------------------- --------------------------- -------------------

-----------------------

1 With respect to all funds for which Founders acts as sub-adviser, the sub-advisory fee is by the fund's investment adviser out of its fee, not by the fund directly.

         2 This fund has four sub-advisers, each managing a different segment of the fund's portfolio. Founders receives a sub-advisory fee only with respect to the segment of the fund it manages. The net asset amount shown for this fund reflects only Founders' segment.

                                                [FORM OF PROXY CARD]

                                              MAXIM SERIES FUND, INC.

                                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                                 FEBRUARY 13, 1998

The undersigned hereby appoints Beverly A. Byrne, David G. McLeod and Jeffrey A. Engelsman, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of Shareholders of the Maxim Blue Chip Portfolio of Maxim Series Fund, Inc. (the "Fund") to be held at 8515 East Orchard Road, Englewood, Colorado 80111, on Friday, February 13, 1998 at 10:00 a.m. (Mountain time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated January 12, 1998, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE "FOR" THE PROPOSAL.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.
THANK YOU.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


Proposal 1
                                                       For   Against     Abstain
1. Proposal to approve the Sub-Advisory Agreement      [    ]  [    ]     [    ]
   between the Fund, GW Capital Management, LLC and Founders Asset Management LLC


Signature                                                                   Date

Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.